SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 17, 2004




                                  Norstan, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


            Minnesota                        0-8141              41-0835746
            ---------                        ------              ----------
 (State or other jurisdiction of    (Commission File Number)  (IRS Employer
         incorporation)                                      Identification No.)


                       5101 Shady Oak Road
                      Minnetonka, Minnesota                         55343
                      ---------------------                         -----
            (Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (952) 352-4000


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Item 7.           Financial Statements, Schedules and Exhibits
-------           --------------------------------------------
         (a)      and (b) not applicable

         (c)      Exhibits:
                  ---------

                    Exhibit
                      No.                             Description
                      ---                             -----------

                      99              News release issued by Norstan, Inc. on
                                      June 17, 2004

Item 12.          Results of Operations and Financial Condition
--------          ---------------------------------------------

         On June 17, 2004, Norstan, Inc. issued a news release reporting results of operations for the fourth quarter and year-end fiscal 2004. A copy of the news release is furnished as Exhibit 99 and incorporated by reference herein.


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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         NORSTAN, INC.

                         By:   /s/  Robert J. Vold
                               -------------------
                               Robert J. Vold
                               Senior Vice President and Chief Financial Officer

Dated:  June 17, 2004

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




        Exhibit
        Number        Description
        ------        -----------

          99          Press release dated June 17, 2004 issued by Norstan, Inc.


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